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                                                                   EXHIBIT 10(o)




                               AMENDMENT NO. 3 TO
                        HARTE-HANKS COMMUNICATIONS, INC.
                             1991 STOCK OPTION PLAN


         The undersigned, being a duly authorized officer of Harte-Hanks Communications, Inc., a Delaware corporation (the "Company"), executes this Amendment (the "Amendment") to the Harte-Hanks Communications, Inc. 1991 Stock Option Plan (the "Plan"), at the direction of and on behalf of the Company, for the purpose of restating the number of shares issuable pursuant to the Plan.

         1. Paragraph 3 of the Plan is amended and restated in its entirety as follows:

                 "3. Shares Subject to the Plan. Except as otherwise required by the provisions of paragraph 7 hereof, the aggregate number of shares of Common Stock issuable upon the exercise of Options pursuant to the Plan shall not exceed 4,000,000 shares. Such shares may be either authorized but unissued shares or treasury shares.

                 If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased shares which were subject thereto shall, unless the Plan shall have been terminated, be available for the grant of other Options under the Plan."

         2. This Amendment No. 3 was approved by the Board of Directors of the Company and by holders of a majority of the shares of capital stock entitled to vote at a meeting of stockholders of the Company of April 30, 1996 and this Amendment will be effective as of April 30, 1996.

Dated:  April 30, 1996

                                            HARTE-HANKS COMMUNICATIONS, INC.


                                            By: /s/ DONALD R. CREWS
                                               ---------------------------------
                                            Name:   Donald R. Crews
                                            Title:  Senior Vice President, Legal




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